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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               ___________________


                Date of Report (Date of earliest event reported):
                                December 5, 2001

                               ___________________

                                  VIDAMED, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-26082                 77-0314454
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


             46107 Landing Parkway
              Fremont, California                              94538
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (510) 492-4900
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events

On December 5, 2001, VidaMed, Inc., Medtronic, Inc. and VidaMed Acquisition Corp., a wholly owned subsidiary of Medtronic, entered into an Agreement and Plan of Merger, whereby VidaMed will become a wholly-owned subsidiary of Medtronic. Under the terms of the merger agreement, each outstanding share of VidaMed common stock will be converted into the right to receive $7.91 per share in cash. Each outstanding stock option and warrant will be converted into the right to receive an amount in cash equal to the excess, if any, of (i) $7.91 multiplied by the number of shares of VidaMed common stock which are issuable upon exercise of such option or warrant (regardless of whether such option or warrant is vested as of the effective time of the merger) over (ii) the exercise price of those shares of VidaMed common stock subject to such option or warrant.

The closing of the transaction is conditioned on, among other things, adoption of the merger agreement by the holders of a majority of the outstanding shares of VidaMed common stock and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Accordingly, there can be no assurance that the transaction will be completed.

In connection with the execution of the merger agreement, Medtronic loaned VidaMed $5 million for working capital and other general corporate purposes pursuant to a secured promissory note.

A copy of the merger agreement and the press release announcing the merger are included as exhibits to this report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit No.                     Description
              -----------    ---------------------------------------------------
                  2.1        Agreement and Plan of Merger, dated as of December
                             5, 2001, among VidaMed, Inc., Medtronic, Inc. and
                             VidaMed Acquisition Corp.

                 99.1        Press Release of VidaMed, Inc. issued December 6,
                             2001






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VIDAMED, INC.

                             By:          /s/ Randy D. Lindholm
                                -----------------------------------------------
                                               Randy D. Lindholm
                                Chairman, President and Chief Executive Officer

Dated: December 6, 2001





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                                  VIDAMED, INC.

                                    FORM 8-K

                                  Exhibit Index

 Exhibit No.                             Description                           Method of Filing
-------------   -----------------------------------------------------------   ------------------
     2.1         Agreement and Plan of Merger, dated as of December 5,          Filed herewith.
                 2001, among VidaMed, Inc., Medtronic, Inc. and
                 VidaMed Acquisition Corp.

    99.1         Joint Press Release of VidaMed, Inc. and Medtronic, Inc.,      Filed herewith.
                 issued December 6, 2001